SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2015

Well Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53985	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Katy Freeway-Suite #910 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 973-5738

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

KBM

On January 29, 2015, we entered into a securities purchase agreement (the “KBM SPA”) with KBM Worldwide, Inc. (“KBM”) pursuant to which we borrowed $54,000 under the terms of a convertible promissory note (the “KBM Note”). After payment of legal fees of $4,000 to KBM’s counsel, we are using the net proceeds for working capital.

Interest under the convertible promissory note is 8% per annum, and the principal and all accrued but unpaid interest is due on November 2, 2015. The note is convertible at any time following 180 days after the issuance date at KBM’s option into shares of our common stock at a variable conversion price of 60% of the lowest average three day market price of our common stock during the 10 trading days prior to the notice of conversion, subject to adjustment as described in the note. The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of our common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 9.99% of our outstanding shares of common stock. The holder has the right to waive this term upon 61 days’ notice to us.

During the first 180 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 115% to 140%. After this initial 180 day period, we do not have a right to prepay the note.

There are certain covenants we agreed to, including without limitation, a restriction on stock repurchases, a prohibition on borrowing under certain circumstances and the sale of our assets outside of the ordinary course of business.

All amounts due under the note become immediately due and payable by us upon the occurrence of an event of default, which includes (i) our failure to pay the amounts due at maturity, (ii) our failure to deliver shares of our common stock upon any conversion of the note, (iii) a breach of the covenants, representations or warranties under the note or the Securities Purchase Agreement, (iv) the appointment of a trustee, a judgment against us in excess of $50,000 (subject to a cure period), a liquidation of our company or the filing of a bankruptcy petition, (v) failure to remain current in our reporting obligations under the Securities Exchange Act of 1934 or the removal of our common stock from quotation on the OTC markets, (vi) any restatement of our financial statements, or (vii) a reverse stock split without notice to the lender, as well as certain other provisions as set forth in the note.

The foregoing description of KBM SPA and the KBM Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1 and 10.2 hereto, all of which are incorporated herein by this reference.

Magna

On March 10, 2015, we entered into a securities purchase agreement (the “Magna SPA”), with Magna Equities II, LLC, an accredited investor (“Magna”), pursuant to which we issued and sold to Magna a convertible promissory note, bearing interest at 12% annual interest, compounded monthly, in the principal amount of $50,000 (the “Magna Note”). The principal and all accrued but unpaid interest is due on March 10, 2016. In accordance with the terms of the Magna SPA, we agreed to pay Magna’s expenses associated with the transaction in the amount of $10,000. As a result, we realized net proceeds from the sale of the Note in the amount of $40,000, which is to be used for general corporate purposes.

Twenty days after execution, Magna will invest another $50,000 less expenses of $2,000, unless, among other things, we are in default on the Magna Note.

During the first 90 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a premium of 135%.

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The Magna Note can be prepaid, at a redemption premium of 135%. The Magna Note is convertible at a price per share equal to the lesser of (i) $0.04 per share or (ii) 60% of the VWAP in the 10 trading days prior to conversion. The holder’s ability to convert the note, however, is limited in that it will not be permitted to convert any portion of the note if the number of shares of our common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 4.99% of our outstanding shares of common stock. The holder has the right to waive this term upon 61 days’ notice to us.

If, at any time when the Magna Note is outstanding, the Company issues or sells, or is deemed to have issued or sold, any shares of its common stock in connection with a subsequent placement for no consideration or for a consideration per share that is less than the conversion price on the date of issuance that is more favorable to Magna than the foregoing variable conversion price formula, then the conversion price will be reduced to the amount of the consideration per share received for such issuance.

The Magna Note contains certain covenants and restrictions including, among others, that for so long as the Magna Note is outstanding the Company will not pay dividends or dispose of certain assets, and that the Company will maintain its listing on an over-the-counter market. In addition, Magna has a right of first refusal on future offerings. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

Also, on March 2, 2015, we entered into a securities exchange agreement (the “Magna EA”) with Magna to retire certain of our outstanding debt in exchange for another convertible promissory note (the “Manga II Note”) with Magna in the principal amount of $121,000. The terms of the Magna II Note are akin to terms of the Magna Note, set forth above, except as provided below.

The principal and all accrued but unpaid interest is due on March 2, 2016.

During the first 90 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a premium of 150%. After this initial 90 day period, we do not have a right to prepay the note.

The foregoing description of Magna SPA, Manga Note, Magna EA and Magna II Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.3 to 10.6 hereto, all of which are incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1 KBM SPA

10.2 KBM Note

10.3 Magna SPA

10.4 Magna Note

10.5 Magna EA

10.6 Magna II Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Well Power, Inc.

/s/ Dan Patience

Dan Patience

President

Date: March 10, 2015

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